Subsequent events	12 Months Ended
Sep. 30, 2020
Subsequent events
Subsequent events

Note 38. Subsequent events

Since 30 September 2020, the Board has determined to pay a fully franked final dividend of 31 cents per fully paid ordinary share. The dividend is expected to be $1,120 million. The dividend is not recognised as a liability at 30 September 2020. The proposed payment date of the dividend is 18 December 2020.

The Board has determined to issue shares to satisfy the Dividend Reinvestment Plan (DRP) for the 2020 final ordinary dividend. The DRP will include a 1.5% discount to the market price used to determine the number of shares issued under the DRP. The market price used to determine the number of shares issued under the DRP will be set over the 15 trading days commencing 17 November 2020.

Subsequent to the end of the financial year the Group’s General Insurance business met the criteria to be classified as held for sale. The General Insurance business currently forms part of the Specialist Businesses segment. Completion of the expected sale would have no material impact on the Group.

No other matters have arisen since the year ended 30 September 2020 which are not otherwise dealt with in this report, that have significantly affected or may significantly affect the operations of the Group, the results of its operations or the state of affairs of the Group in subsequent periods.